UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   August 2, 2007
                                                   -----------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                  59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

300 Alexander Park, Suite 204, Princeton, New Jersey              08540
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                     ---------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           -------------

     On August 2, 2007 AMREP Corporation issued a press release regarding a workforce reduction in its Kable Media Services fulfillment services businesses as an initial step in the consolidation of operations there. A copy of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (c) Exhibits.

     99.1 Press Release dated August 2, 2007 issued by AMREP Corporation.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMREP CORPORATION
                                                 -----------------
                                                   (Registrant)

                                                 By:  /s/ Peter M Pizza
                                                      Peter M. Pizza
                                                      Vice President and
                                                      Chief Financial Officer

Date:  August 2, 2007
     -----------------------

                                  EXHIBIT INDEX
                                  -------------

 Exhibit
 Number                                 Description
 ------                                 -----------
  99.1           Press Release dated August 2, 2007 issued by AMREP Corporation.


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